Exhibit 99.1

News Release

AppFolio, Inc. Announces Fourth Quarter and Fiscal Year 2016 Financial Results

SANTA BARBARA, Calif., February 27, 2017 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, today announced its financial results for the fourth quarter and fiscal year ended December 31, 2016.

AppFolio's operating results for the fourth quarter and fiscal year 2016 are summarized in the accompanying tables in this press release. However, we urge investors to read our Annual Report on Form 10-K which we filed with the Securities and Exchange Commission (the "SEC") on February 27, 2017, and is accessible from our website at http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment judgment.

Financial Outlook

Based on information available as of February 27, 2017, we are providing our outlook for fiscal year 2017 as indicated below.

•	Full year revenue is expected to be in the range of $136 million to $138 million.

•	Weighted average common shares outstanding are expected to be approximately 33.8 million for the full year.

Conference Call Information

As previously announced, we will host a conference call today, February 27, 2017, to discuss our fourth quarter and fiscal year 2016 financial results at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time. If you have specific questions related to these financial results, we ask that you submit these questions to ir@appfolio.com.

A live webcast of the conference call will be available at http://ir.appfolioinc.com. The conference call can also be accessed by dialing 844-239-5286 (Domestic), or 513-268-0783 (International). The conference ID is 57609689. A replay will be available at 855-859-2056 (Domestic) and 404-537-3406 (International) until the end of day March 3, 2017. An archived webcast of this conference call will be available for 12 months on our website listed above.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to our future or assumed revenues and weighted-average outstanding shares, as well as our future growth and success.

Forward-looking statements represent our management’s current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016, which we filed with the SEC on February 27, 2017, as well as in our other filings with the SEC. You should read this press release with the understanding that our actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Stock Market, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	December 31,
	2016	2015
Assets
Current assets
Cash and cash equivalents	$10,699	$12,063
Investment securities—current	15,473	10,235
Accounts receivable, net	2,511	2,048
Prepaid expenses and other current assets	3,537	3,160
Total current assets	32,220	27,506
Investment securities—noncurrent	26,688	34,417
Property and equipment, net	7,077	6,107
Capitalized software, net	15,539	10,022
Goodwill	6,737	6,737
Intangible assets, net	3,105	4,516
Other assets	1,217	1,176
Total assets	$92,583	$90,481
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$937	$2,369
Accrued employee expenses	7,550	5,159
Accrued expenses	4,044	3,340
Deferred revenue	7,638	4,953
Other current liabilities	1,192	1,084
Total current liabilities	21,361	16,905
Other liabilities	1,540	879
Total liabilities	22,901	17,784
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 authorized and no shares issued and outstanding as of December 31, 2016 and 2015	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of December 31, 2016 and 2015; 11,691 and 9,005 shares issued and outstanding as of December 31, 2016 and 2015, respectively	1	1
Class B common stock, $0.0001 par value, 50,000 shares authorized as of December 31, 2016 and 2015; 22,028 and 24,541 shares issued and outstanding as of December 31, 2016 and 2015, respectively	3	3
Additional paid-in capital	146,692	141,528
Accumulated other comprehensive loss	(51)	(153)
Accumulated deficit	(76,963)	(68,682)
Total stockholders’ equity	69,682	72,697
Total liabilities and stockholders’ equity	$92,583	$90,481

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Revenue	$28,010	$20,399	$105,586	$74,977
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	11,243	9,465	44,630	33,903
Sales and marketing	6,730	7,100	28,827	26,076
Research and product development	3,107	2,594	12,638	9,554
General and administrative	5,399	3,356	17,979	14,343
Depreciation and amortization	2,823	1,852	9,935	6,104
Total costs and operating expenses	29,302	24,367	114,009	89,980
Loss from operations	(1,292)	(3,968)	(8,423)	(15,003)
Other income (expense), net	(3)	13	(37)	5
Interest income (expense), net	25	106	246	(595)
Loss before provision for income taxes	(1,270)	(3,849)	(8,214)	(15,593)
Provision for income taxes	19	41	67	75
Net loss	$(1,289)	$(3,890)	$(8,281)	$(15,668)
Net loss per share, basic and diluted	(0.04)	(0.12)	(0.25)	(0.73)
Weighted average common shares outstanding, basic and diluted	33,654	33,407	33,561	21,336

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$150	$38	$471	$124
Sales and marketing	146	31	442	115
Research and product development	118	19	382	41
General and administrative	1,043	296	3,006	727
Total stock-based compensation expense	$1,457	$384	$4,301	$1,007

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Cash from operating activities
Net loss	$(1,289)	$(3,890)	$(8,281)	$(15,668)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,823	1,852	9,935	6,104
Purchased investment premium, net of amortization	60	(485)	245	(865)
Amortization of deferred financing costs	15	15	63	456
Loss on disposal of property, equipment and intangibles	8	60	41	67
Stock-based compensation	1,457	384	4,301	1,007
Lease abandonment	—	—	161	—
Changes in operating assets and liabilities:	—
Accounts receivable	196	190	(463)	(746)
Prepaid expenses and other current assets	427	(548)	(377)	(1,893)
Other assets	60	64	(103)	(56)
Accounts payable	205	(606)	(904)	(439)
Accrued employee expenses	2,367	(1,223)	2,223	1,887
Accrued expenses	(206)	(99)	1,148	1,135
Deferred revenue	1,011	511	2,685	1,173
Other liabilities	(357)	705	826	994
Net cash provided by (used in) operating activities	6,777	(3,070)	11,500	(6,844)
Cash from investing activities
Purchases of property and equipment	(682)	(1,460)	(4,242)	(3,694)
Additions to capitalized software	(2,612)	(2,304)	(11,166)	(7,677)
Purchases of investment securities	(7,217)	(13,750)	(31,551)	(74,176)
Sales of investment securities	2,543	4,100	12,559	4,100
Maturities of investment securities	4,225	17,186	21,337	26,136
Cash paid in business acquisition, net of cash acquired	—	—	—	(4,039)
Purchases of intangible assets	—	(1)	(2)	(17)
Net cash (used in) provided by investing activities	(3,743)	3,771	(13,065)	(59,367)
Cash from financing activities
Proceeds from stock option exercises	92	29	352	357
Proceeds from issuance of restricted stock	—	—	—	141
Proceeds from issuance of options	—	—	—	208
Tax withholding for net share settlement	(26)	—	(111)	—
Principal payments under capital lease obligations	(5)	(5)	(29)	(27)
Proceeds from initial public offering, net of underwriting discounts and commissions	—	—	—	79,570
Payments of initial public offering costs	—	(214)	—	(4,213)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
Payment of contingent consideration	—	—	—	(2,429)
Proceeds from issuance of debt	30	253	117	10,253
Principal payments on debt	(29)	(241)	(128)	(10,241)
Payment of debt issuance costs	—	(218)	—	(757)
Net cash provided by (used in) financing activities	62	(396)	201	72,862
Net increase (decrease) in cash and cash equivalents	3,096	305	(1,364)	6,651
Cash and cash equivalents
Beginning of period	7,603	11,758	12,063	5,412
End of period	$10,699	$12,063	$10,699	$12,063